MERRILL LYNCH RETIREMENT PLUSSM VARIABLE ANNUITY
Issued Through
MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A AND MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B
By
TRANSAMERICA LIFE INSURANCE COMPANY
Sales of this Policy were discontinued for new purchasers effective July 20, 2009.
This prospectus describes information You should know before You purchase a Merrill Lynch Retirement PlusSM Variable Annuity variable annuity. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company (“us,” “we,” “our” or “Company” ). This is an flexible premium individual deferred variable annuity policy, also known as a modified single premium individual deferred variable annuity policy. This variable annuity allows You to allocate Your premium payments among the Fixed Account (if available) and the underlying fund portfolios.
This prospectus and the underlying fund prospectuses give You important information about the policies and the underlying fund portfolios. Please read them carefully before You invest and keep them for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This variable annuity may not be suitable for everyone. The Policy is a complex investment vehicle and involves risks including potential loss of principal. The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender chargers, taxes, and tax penalties. Our financial obligations under the Policy are subject to our financial strength and claims-paying ability. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your Policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: May 1, 2025

ii

GLOSSARY OF TERMS
Accumulation Unit - An index used to compute the value of the Policy Owner’s interest in a Subaccount prior to the Annuity Date.
Annuitant - The person on whose continuation of life annuity payments may depend.
Annuitize (Annuitization) - When You switch from the Accumulation Period to the income phase and we begin to make annuity payments to You (or Your designee).
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the Policy month following the month in which the Annuitant attains age 99(earlier if required by state law).
Annuity Date - The date on which annuity payments begin. The Annuity Date must occur by the older Annuitant’s 90th birthday.
Beneficiary(ies) - The person(s) designated by You to receive payment upon the death of an Owner prior to the Annuity Date.
Business Day - A day when the New York Stock Exchange is open for regular trading. Business Day may be referred to as Market Day in Your Policy.
Fixed Account - One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Individual Retirement Account or Annuity (“IRA”) - A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).
Investment Option(s) - The Subaccounts and the Fixed Account.
Net Investment Factor - An index used to measure the investment performance of a Subaccount from one Valuation Period to the next.
Nonqualified Policy - A Policy issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.
Owner (You, Your) - The person who may exercise all rights and privileges under the Policy.
Policy - This Policy is known as a flexible premium individual deferred variable annuity or a modified single premium individual deferred variable annuity. May also be referred to as a contract in certain documentation.
Policy Anniversary - The same date each year as the date of issue of the Policy.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
●
premium payments; minus
●
gross withdrawals (withdrawals plus the surrender charge on the portion of the requested withdrawal that is subject to the surrender charge plus or minus any Excess Interest Adjustment plus taxes (on the withdrawal)); plus
●
interest credited in the Fixed Account; plus
●
accumulated gains in the Separate Account; minus
●
accumulated losses in the Separate Account; minus
●
service charges, rider fees, premium taxes, transfer fees, and other charges (including those imposed upon termination), if any.
Policy Year - The period from on Policy Anniversary to the day preceding the next Policy Anniversary.
Portfolio Company(ies) - The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Qualified Policy - A Policy issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.
Required Beginning Date - April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C)(iv). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6, Q&A-1, then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6, Q&A-10.
Roth Individual Retirement Account or Annuity (“Roth IRA Account”) - A retirement arrangement meeting the requirements of Section 408A of the IRC.

Service Center - Where You send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 6400 C Street SW, Cedar Rapids, IA 52499, or by phone at (800)525-6205.
Separate Account - Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) and Merrill Lynch Life Variable Annuity Separate Account B (“Account B”), are Separate Accounts established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
Systematic Free Withdrawal - The amount that an annuity contract Owner may withdraw each year without incurring any early withdrawal fees.
Tax Sheltered Annuity (TSA) - A Policy issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.
Valuation Period - The interval from one determination of the net asset value of a Subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

Overview of the policy
Purpose
The Merrill Lynch Retirement PlusSM Variable Annuity is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your Investment Options. The Policy also offers a death benefit to protect Your designated Beneficiaries.
This Policy may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long-term investment horizon. Although You have the ability to make partial withdrawals and/or surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen Investment Options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long-term investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Share Classes
There are two Share Classes sold under the Policy. The Merrill Lynch Retirement PlusSM Variable Annuity Account A features six-year surrender charge period and base Separate Account annual expenses of 1.35%. The Merrill Lynch Retirement PlusSM Variable Annuity Account B features a six-year surrender charge period and base Separate Account annual expense of 0.65%
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.
Accumulation Phase. To help You accumulate assets during the accumulation phase, You can invest Your premium payments and Policy Value in:
●
Underlying fund portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
●
The Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix – Investment Options Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy Value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value.
You can choose from among several Annuity Payment Options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of Policy proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. Merrill Lynch Retirement PlusSM Variable Annuity Policy is a flexible premium deferred variable annuity Policy. It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any premium payments in addition to the initial minimum premium payment. The Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose. The Policy is available as a non-qualified or Qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.

Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You may be subject to a negative Excess Interest Adjustment and/or have to pay a surrender charge and/or income taxes, including a tax penalty if You are younger than age 59½.
Tax Treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal, (2) receiving a payment from us; or (3) payment of a death benefit; (4) or as required under the Internal Revenue Code for Certain transactions.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated Beneficiaries at least the Policy Value or as required under the Internal Revenue Code for certain transactions. You can purchase a guaranteed minimum death benefit for an additional fee, which may increase the amount of money payable to Your designated Beneficiaries upon Your death.
Additional Services. At no additional charge, You may select the following additional services:
Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain Investment Options on a monthly basis.
Systematic Withdrawals. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES			Location in Prospectus
Are There Transaction Charges
Yes. In addition to surrender charges, You also may be assessed a transfer fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
				Annuity Policy Fee Tables and Expense Examples
Are There Ongoing Fees and Expenses? (annual charges)
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Investment Options Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	0.65%	1.35%
	Policy Maintenance Charge[2]	$0	$40
	Portfolio Company (underlying fund portfolio fees and expenses)[3]	0.14%	1.56%
	1 As a percentage of average Separate Account Value.
	[2] Based on Policy Value.
	3 As a percentage of Portfolio Company assets.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,541	Highest Annual Cost $3,709
	Assumes:	Assumes:
	●Investment of $100,000 ●5% annual appreciation ●Least expensive Portfolio Company fees and expenses ●No optional benefits ●No sales charges ●No additional purchase payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
●No sales charges
●No additional purchase
payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy

	RISKS	Location in Prospectus
Is This a Short-Term Investment
No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy, depending on the share class. Surrender charges will reduce the value of Your Policy if
You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses Tax Information
What are the Risks Associated with Investment Options?
●An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
●Each Investment Option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Transaction Expenses Appendix: Investment Options Available Under the Policy
What are the Risks Related to the Insurance Company?
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)525-6205.
Principal Risks of Investing in the Policy Transamerica Life Insurance Company, the Separate Account, the Portfolio Companies
	RESTRICTIONS	Location in Prospectus
Are there Restrictions on the Investment Options?
Yes.●We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
●We reserve the right to limit transfers in circumstances of large or frequent transfers.
●The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
●We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Expenses - Transaction Expenses Transfers Market Timing and Disruptive Trading
Are There Restrictions on Policy Benefits?
Yes.●Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
●Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
●In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Benefits Available Under the Policy Estate Enhancer Benefit Guaranteed Minimum Income Benefit Rider

	TAXES	Location in Prospectus
What Are the Policy’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●If You purchase the Policy as an Individual Retirement Account or through a tax qualified plan, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before age 59 ½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professional Compensated?
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, LLC. (“TCL”) is the principal underwriter may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Selling the Policy
Should I Exchange My Policy?
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy you already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. Please refer to Your Policy Specification page for information about the specific fees You will pay each year bases on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals. State premium taxes may also be deducted.
Transaction Expenses:
Sales Load Imposed on Premium Payments	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)1)
Complete Years Elapsed Since Payment of Premiums
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%
Transfer Fee2)	$25
Annual Contract Expenses:
The next table describes the fees and expenses that You will pay each year during the time that You own the policy, not including portfolio fees and expenses.
Annual Policy Maintenance Charge3)	$40
Base Contract Expenses4) (as a % of average Separate Account Value)
Total Account A Annual Expenses	1.35%
Total Account B Annual Expenses	0.65%
Optional Benefit Expenses:
Estate Enhancer Charge5)	0.25%
Guaranteed Minimum Income Benefit6)	0.50%
NOTES TO FEE TABLE
Transaction Expenses:
1) Sales Charge
We may impose a deferred sales charge only if You withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.
2) Transfer Charges
There is no charge for the first 6 transfers among Account A Subaccounts in a Policy Year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A Subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B. (See Transfers)

3) Policy Maintenance Charge
The Policy maintenance charge will be assessed per Policy at the end of each Policy Year if the Policy Value is less than $50,000 and upon a full withdrawal if other than on the Policy Anniversary to reimburse us for expenses related to maintenance of the Policy. We waive this charge on all policies with a Policy Value of at least $50,000 on the Policy Anniversary and in certain circumstances where You own more than three policies. The charge ends on the Annuity Date.
Tax Charges
We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See Tax Status of a Nonqualified Policy.)
Premium Taxes
Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the Policy Value on the Annuity Date.
Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from Your Policy Value until the Annuity Date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Policy. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the Policy Owner’s state of residence, our status within that state, and the premium tax laws of that state.
Annual Contract Expenses
4) Base Contract Expenses:
Mortality & Expense Risk Charge
We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Policy. The expense portion compensates us for expense risks we assume if the Policy maintenance and administration charges aren’t enough to cover all Policy maintenance and administration expenses. The charge equals 1.25% annually for
Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the Annuity Date.
Administration Charge
We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Policy. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the Annuity Date
Portfolio Company Expenses
In calculating net asset values, the Portfolio Company deducts advisory fees and operating expenses from assets. See Annuity Policy Fee Table and Expense Examples. Information about those fees and expenses also can be found in the prospectuses for the Portfolio Companies, and in the applicable Statement of Additional Information for each underlying fund portfolio.
Optional Riders
5) Estate Enhancer Charge
If You elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of Your Policy Values as of the end of each of the prior four Policy quarters. We also impose a pro rata amount of this charge upon surrender, Annuitization, death, or termination of the Rider. This charge ends on the Annuity Date.

6) Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)
The figure shown is an annualized percentage of the GMIB Benefit Base. On the last Business Day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from Your Account A value on the last Business Day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Policy. This fee ends on the Annuity Date. For policies issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.
Annual Portfolio Company Expenses:
The next section shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix – Investment Options Available Under the Policy.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, Fund Facilitation Fee if applicable and other expenses	0.14%	1.56%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, Fund Facilitation Fee if applicable and other expenses, after any waivers or expense reimbursement	0.14%	1.56%
Expense Examples(1)
The following Examples are intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Examples assume that You invest $100,000 in the Policy for the time periods indicated. The Examples also assume that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. This would include the maximum annual Portfolio Company Expenses (including Fund Facilitation Fee, if applicable) Total Account A Expenses and the Guaranteed Minimum Income Benefit expenses. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If You Surrender the Policy at the end of the applicable time period
Assuming the maximum fees and expenses of any Fund, Your cost would be:
1 Year	3 Years	5 Years	10 Years
$10,101	$16,026	$22,122	$40,247
Assuming the minimum fees and expenses of any Fund, Your cost would be:
1 Year	3 Years	5 Years	10 Years
$8,085	$9,784	$11,259	$18,060
If You Annuitize or remain invested in the Policy at the end of the applicable time period.
Assuming the maximum fees and expenses of any Fund, Your cost would be:
1 Year	3 Years	5 Years	10 Years
$ 3,709	$11,329	$19,226	$40,247
Assuming the minimum fees and expenses of any Fund, Your cost would be:
1 Year	3 Years	5 Years	10 Years
$1,541	$4,784	$8,259	$18,060

(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples. The Examples don't reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Examples may be assessed during the income phase of the Policy.

Principal Risks of Investing in the Policy
There are risks associated with investing in the Policy. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the underlying fund portfolio You select. Each underlying fund portfolio may have its own unique risks. We reserve the right to remove or substitute underlying funds, to impose investment restrictions and to limit additional purchase payments or transfers between investment options.
Variable annuities are not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your premium payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty if taken before age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Policy. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment Risk. You bear the risk of any decline in the Policy Value caused by the performance of the underlying fund portfolios held by the Subaccounts. Those Portfolio Companies could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Policy. The investment risks are described in the prospectuses for the underlying funds.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders offered under the Policy restrict Your choice of available underlying fund portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the riders from our own assets. These restrictions could result in an opportunity cost – in the form of underlying fund portfolios that You did not invest in that ultimately generated superior investment performance. Thus, You should consider these underlying fund portfolio restrictions when deciding whether to elect an optional benefit that features such restrictions.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of The Company are used to support the payment of guaranteed benefits under the Policy. To the extent that the Company is required to pay amounts in addition to the Policy Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Policy, and prior to age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica life insurance company, The separate account, and portfolio companies
Transamerica Life Insurance Company
Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.All obligations arising under the policies, including the promise to make annuity payments, and payment of any amounts held in the Fixed Account are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In Reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Financial Condition of the Company
We pay benefits under Your Policy from our general account assets and/or from Your Policy Value held in the Separate Account. It is important that You understand that benefit payments are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account and may not be charged with liabilities arising from any other business that we may conduct. Policy value allocated to a variable option will vary based on the investment experience of the corresponding Portfolio Company in which the variable option invests. There is a risk of loss of the entire amount vested. For more information see The Separate Account below.
Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the Fixed Account, which are supported by the assets in our general account. Any guarantees under a Policy that exceed Policy Value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all the contractual obligations to our Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain benefits of the variable insurance products that we offer to allocate premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Owners are available on our website https://www.transamerica.com/why-transamerica/financial-strength, and the websites of these nationally recognized statistical ratings organizations – https://www.ambest.com/home/default.aspx, https://www.moodys.com/ and https://www.spglobal.com/ratings/en/.
The Separate Accounts
As You direct, we will put premiums into Subaccounts of Account A and/or Account B corresponding to the underlying fund portfolios in which we invest Your Policy Value. For the first 14 days following the date of issue, we put all premiums You’ve directed into Account A into the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A Subaccounts You’ve selected. Currently, You may allocate premiums or Policy Value among 18 of the available Subaccounts. Generally, within certain limits You may transfer Account A value periodically among Account A Subaccounts.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Policy offered by this Prospectus. Not every Policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this Policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
VOTING RIGHTS
We own all underlying fund portfolio shares held in the Accounts. As the Owner we have the right to vote on any matter put to vote at any underlying fund portfolio’s shareholder meetings. However, we will vote all underlying fund portfolio shares attributable to policies by following instructions we receive from You. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares You may give voting instructions on by dividing Your interest in a Subaccount by the net asset value per share of the corresponding underlying fund portfolio. We’ll determine the number of shares You may give voting instructions on as of a record date we choose. We may vote underlying fund portfolio shares in our own right if laws change to permit us to do so.
You have voting rights until the Annuity Date. You may give voting instructions concerning:
(1)
the election of underlying fund portfolio’s Board of Directors;
(2)
ratification of underlying fund portfolio’s independent accountant;
(3)
approval of the investment advisory agreement for a underlying fund portfolio corresponding to Your selected Subaccounts;

(4)
any change in a fundamental investment Policy of a underlying fund portfolio corresponding to Your selected Subaccounts; and
(5)
any other matter requiring a vote of the underlying fund portfolio’s shareholders.
THE ANNUITY POLICY
An annuity is a contract between You (the Owner), and an insurance company (in this case us), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, Your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means You are not taxed until You take money out of Your annuity. After You Annuitize, Your annuity switches to the income phase.
The Policy is a “deferred” annuity. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. Your individual investment and Your rights are determined primarily by Your own Policy.
The Policy is a “flexible premium” annuity because after You purchase it, You can generally make additional premium payments of at least $50 (but not more than the stated maximum total premium payment amount) until the Annuity Commencement Date. You are not required to make any additional premium payments.
The Policy is a “variable” annuity because the value of Your Policy can go up or down based on the performance of Your Subaccounts. If You invest in the Separate Account, the amount of money You are able to accumulate in Your Policy during the accumulation period depends upon the performance of Your Subaccounts. You could lose the amount You allocate to the Separate Account. The amount of annuity payments You receive from the Separate Account during the income phase also depends upon the investment performance of Your Subaccount.
We do not guarantee that the Fixed Account will always be available. If the Fixed Account is offered it will offer interest at a rate(s) that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that we may offer and that You select.
Do not purchase this Policy if You plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, You represent and warrant that You are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
The Accounts will purchase and redeem shares of the underlying fund portfolios at net asset value to provide benefits under the Policy. Underlying fund portfolio distributions to the Accounts are automatically reinvested at net asset value in additional shares of the underlying fund portfolios.
Policy Issue Requirements
We will not issue a Policy unless:
●
we receive in good order (See Sending Forms and Transaction Requests in Good Order) all information needed to issue the Policy;
●
we receive in good order (at our Administrative Office) a minimum initial premium (including anticipated premiums from 1035 exchanges on Nonqualified Policies and transfers or rollovers on qualified policies as indicated on Your application or electronic order form) payment
●
the Annuitant, Owner, and any joint Owner are age 90 or younger (the limit may be lower for qualified policies); and
●
the Owner and Annuitant have an immediate familial relationship.
Please note, certain riders described herein may require a younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application.

Premium Payments
Minimum and Maximum Premiums
The initial premium payment must be $5,000 or more on a Nonqualified Policy and $2,000 or more on an IRA Policy. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the Annuity Date We may refuse to accept additional premiums under Your Policy if the total premiums paid under all variable annuity policies issued by us or any other life insurance company affiliate, on Your life (or the life of any older co-Owner) exceed $1,000,000. Maximum annual contributions to qualified policies are limited by Federal law. We reserve the right to reject premium payments for any other reason.
How to Make Payments
You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from Your MLPF&S brokerage account. We reserve the right to reject any form of payment. We do not accept cash or money orders. Any unacceptable forms of payment will be returned.
Third Party Checks
We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.
Premium Investments
For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A Subaccounts You selected.
Currently, You may allocate Your premium among the available Subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to Subaccount 1, 58% allocated to Subaccount 2, and 30% allocated to Subaccount 3. However, You may not allocate 33 1/3% to Subaccount 1 and 66 2/3% to Subaccount 2. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of Subaccounts to which future allocations may be made.
Accumulation Units
Each Subaccount has a distinct value, called the Accumulation Unit value. The Accumulation Unit value for a Subaccount varies daily with the performance and expenses of the corresponding underlying fund portfolio. We use this value to determine the number of Subaccount Accumulation Units represented by Your investment in a Subaccount.
How Are My Policy Transactions Priced? We calculate an Accumulation Unit value for each Subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that Accumulation Units in Your Policy are purchased (added to Your Policy) or redeemed (taken out of Your Policy), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a Subaccount, units are purchased. For payment of Policy proceeds (i.e., withdrawals, surrenders, Annuitization, and death benefits), transfers out of a Subaccount, and deduction for the Policy maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.
How Do We Determine The Number of Units? We determine the number of Accumulation Units purchased by dividing the dollar value of the premium payment or the amount transferred into the Subaccount by the value of one Accumulation Unit for that Subaccount for the Valuation Period in which the premium payment or transfer is made. Similarly, we determine the number of Accumulation Units redeemed by dividing the dollar value of the amount of the Policy proceeds (i.e., withdrawals, surrenders, Annuitization, and death benefits), transfers out of a Subaccount, and deductions for any Policy fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a Subaccount by the value of one Accumulation Unit for that Subaccount for the Valuation Period in which the redemption is made. The number of Subaccount Accumulation Units for a Policy will therefore increase or decrease as these transactions are made. The number of Subaccount Accumulation Units for a Policy will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the Accumulation Unit value.

When we establish a Subaccount, we set an initial value for an Accumulation Unit (usually, $10). Accumulation Unit values increase, decrease, or stay the same from one Valuation Period to the next. An Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. For any Subaccount, we determine the Net Investment Factor by dividing the value of the assets of the Subaccount for that Valuation Period by the value of the assets of the Subaccount for the preceding Valuation Period. We subtract from that result the Valuation Period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the Net Investment Factor.
We may adjust the Net Investment Factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See Other Charges.)
Policy Value
You should expect Your Policy Value to change from Valuation Period to Valuation Period. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on each Business Day and ends at the close of regular trading on the next succeeding Business Day. A Business Day is each day that the New York Stock Exchange is open for business. Regular trading on the New York Stock Exchange usually closes at 4:00 p.m., Eastern Time. Holidays are generally not Business Days.
INVESTMENT options
General Information and Investment Risks
Information about investment objectives, management, policies, restrictions, expenses and all other aspects of underlying fund portfolio operations can be found in the underlying fund portfolio’s prospectuses and Statements of Additional Information. Read these carefully before investing. Underlying fund portfolio shares are currently sold to our Separate Accounts as well as Separate Accounts of Transamerica Life Insurance Company (an indirect wholly owned subsidiary of Transamerica Corporation), and insurance companies affiliated or not affiliated with us, to underlying fund portfolio benefits under certain variable annuity and variable life insurance policies. Shares of these underlying fund portfolio’s may be offered in the future to certain pension or retirement plans.
Generally, You should consider the underlying fund portfolios as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of the underlying fund portfolios may not be appropriate as the exclusive investment to underlying fund portfolio a Policy for all Policy Owners. The underlying fund portfolio prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any underlying fund portfolio will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well the Portfolio Company management anticipates changes in economic conditions.
Selection of Underlying Fund Portfolio
We select the underlying fund portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the underlying fund portfolio adviser is one of our affiliates or whether the underlying fund portfolio, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see Certain Payments We Receive With Regard to the Funds. We review the underlying fund portfolio’s periodically and may remove a underlying fund portfolio or limit its availability to new premiums and/or transfers of Policy Value if we determine that the underlying fund portfolio no longer meets one or more of the selection criteria, and/or if the underlying fund portfolio has not attracted significant allocations from Policy Owners. You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the underlying fund portfolio that is available to You, including each underlying fund portfolio’s prospectus, statement of additional information, and annual and semi/annual reports. After You select Subaccounts for Your initial premium payment, You should monitor and periodically reevaluate Your allocations to determine if they are still appropriate.

The underlying fund portfolios available under the Policy are listed in Appendix – Investment Options Available Under the Policy. In addition, information regarding each underlying fund portfolio, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix – Investment Options Available Under the Policy. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800)525-6205 or by visiting our website at http://dfinview.com/Transamerica/TAHD/89345P267?site=VAVUL
Purchases and Redemptions of Underlying Fund Portfolio Shares; Reinvestment
The Accounts will purchase and redeem shares of the underlying fund portfolio at net asset value to provide benefits under the Policy. Underlying fund portfolio distributions to the Accounts are automatically reinvested at net asset value in additional shares of the underlying fund portfolios.
The Company does not provide investment advice and does not recommend or endorse any particular underlying fund portfolio. You bear the risk of any decline in the Policy Value of Your Policy resulting from the performance of the underlying fund portfolios You have chosen.
Material Conflicts, Substitution of Investments and Changes to Accounts
The underlying fund portfolios sell their shares to our Separate Accounts in connection with variable annuity and/or variable life insurance products and may also sell their shares to Separate Accounts of affiliated and/or unaffiliated insurance companies. Certain underlying fund portfolio’s may also offer their shares to pension and retirement plans and to “underlying fund portfolio of underlying fund portfolio’s” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their Separate Accounts, and/or to qualified plans).
It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance Separate Accounts investing in the underlying fund portfolios. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance Policy Owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance Policy Owners. If a conflict occurs, we may be required to eliminate one or more Subaccounts of Account A or Account B or substitute a new Subaccount. In responding to any conflict, we will take the action we believe necessary to protect our Policy Owners.
We may substitute a different Investment Option for any of the current underlying fund portfolios. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the policies or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing Policy Value or the future premium payments, or both for some or all classes of policies. Furthermore, we may close Subaccounts to allocation of new premium payments or incoming transfers of Policy Value, or both, for some or all classes of policies at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify You of any substitutions.
We may also add new Subaccounts to either Account, eliminate Subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or account to another Subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify You of any changes.
Transfers
Transfers Among Account A Subaccounts
Before the Annuity Date. You may transfer all or part of Your Account A value among the available Subaccounts up to six times per Policy Year without charge. You may make more than six transfers among available Subaccounts during a Policy Year, but we may charge $25 per extra transfer. Currently, we do not charge a transfer fee, but reserve the right to do so. You may elect a Dollar Cost

Averaging feature so that money You’ve put in the Account A BlackRock Government Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts You select without charge. We may impose additional restrictions on transfers. See Transfers.
Transfers From Account A to Account B
Once each Policy Year. You may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same Policy Year.
This is the only amount You may transfer from Account A to Account B during a Policy Year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity was not designed to accommodate market timing or facilitate frequent or large transfers among the Subaccounts or between the Subaccounts and the Fixed Account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, Beneficiaries and Portfolio Companies. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading or have concerns about our ability to detect or prevent any such trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Portfolio Companies, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine that You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust Portfolio Companies which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller underlying fund portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
●
impose redemption fees on transfers; or
●
expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
●
provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying fund portfolio’s or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of preventative transfer restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable Investment Options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund portfolio shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the Investment Options under the variable insurance product. In addition, we may not honor transfer requests if any variable Investment Options that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the Portfolio Companies describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests for compliance with the frequent trading policies and procedures of the respective underlying fund portfolios.

We are required to provide to an underlying fund portfolio or its payee certain information about the trading activity of individual Owners. We may be required to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, if identified by an underlying fund portfolio as violating frequent trading policies.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolio companies’ ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of underlying fund portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
EXPENSES
Transaction Expenses
We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the Policy, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. See Withdrawals and Surrenders. In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from policies purchased by our employees or our affiliates or from policies purchased by the employees’ spouses or dependents.
The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.
The following schedule shows the withdrawal charges that apply during the seven years following each purchase payment:
Number of Complete Years Elapsed Since Premium Was Paid	Contingent Deferred Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%
The charge is calculated on total premiums withdrawn from Account A. If, however, Your account value at the time of withdrawal is less than Your premiums paid in, the charge is based on Your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any Policy Year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Sales Charge Works
Example. If You made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If You had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when You withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment You made to Account A grew to $6,000 due to positive investment experience, and You withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).
We deduct the charge on a pro rata basis from among the Subaccounts You’re invested in, based on the ratio of Your Subaccount value to Your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.
Pro Rata Deductions
Example. Kim Investor’s Retirement Plus®Policy has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the Policy, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.
See Withdrawals and Surrenders and Accumulation Units for a discussion of the effect the deduction of this charge will have on the number of Accumulation Units credited to a Policy.)
There are charges and expenses associated with Your Policy that reduce the return on Your investment in the Policy. In addition to the following charges, there are optional benefits that if selected, asses additional charges. Please see ADDITIONAL FEATURES for more information.
Charges and Deductions
We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.
Other Charges
Tax Charges
We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. See Tax Status of a Nonqualified Policy
Premium Taxes
Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the Policy Value on the Annuity Date.
Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from Your Policy Value until the Annuity Date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Policy. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the Policy Owner’s state of residence, our status within that state, and the premium tax laws of that state.
Transfer Fee
You may make up to six transfers among Account A Subaccounts per Policy Year without charge. If You make more than six, we may, but currently do not, charge You $25 for each extra transfer. See Transfers.

Base Contract Expenses
Mortality and Expense Risk Fees
We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the Annuity Date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the Policy. These guarantees include making annuity payments which won’t change based on our actual mortality experience and providing a guaranteed minimum death benefit under the Policy.
The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the Policy maintenance and administration charges be insufficient to cover all Policy maintenance and administration expenses.
The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss.
If the charge exceeds the actual expenses, we will add the excess to our profit, and it may be used to finance distribution expenses. The charge will never increase.
Administrative Charges
We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Policy. We deduct the charge daily only from the net asset value of Account A prior to the Annuity Date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional Policy transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.
Policy Maintenance Charge
We charge $40 for each Policy each year to reimburse us for expenses related to maintenance of the Policy. These expenses include issuing policies, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from Your Policy Value at the end of each Policy Year that occurs on or before the Annuity Date. We won’t deduct it after the Annuity Date. We also deduct the charge if You surrender the Policy on any date besides a Policy Anniversary. We deduct the charge on a pro rata basis from among all Subaccounts in which Your Policy Value is invested. The Policy maintenance charge will never increase.
We’ll waive this charge on all policies with a Policy Value equal to or greater than $50,000 on the date the charge would normally be deducted. Currently, a Policy Owner of three or more of these policies will be assessed no more than $120 in Policy maintenance charges annually. We reserve the right to change this limit at any time.
Estate Enhancer Benefit Charge
If You elect the Estate Enhancer benefit, we deduct a charge at the end of each Policy Year equal to 0.25% annually of the average of the Policy Values as of the end of each of the prior four Policy quarters. We won’t deduct this charge after the Annuity Date. We will impose a pro rata amount of this charge upon surrender, Annuitization, death or termination of the rider between Policy anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.
GMIB Fee
If You elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last Business Day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For policies issued before October 16, 2004, we will use 0.40% of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from Your Account A value on the last Business Day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last Business Day of that month or was not in effect as of the last Business Day of the prior month. The GMIB Fee is withdrawn from each Subaccount of Account A in the same proportion that Your value in each Subaccount of Account A bears to Your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the Annuity Date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Policy.

Certain Payments We Receive With Regard to the Underlying Fund Portfolio’s
We (and/or our affiliates) may directly or indirectly receive payments, which may be significant, from the underlying fund portfolios, their advisers, sub-advisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments.
● Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some underlying fund portfolios. These fees are deducted from the assets of the underlying fund portfolio and decrease the underlying fund portfolio’s investment returns. The percentages differ, and some underlying fund portfolios may pay more than others. Currently, these fees annually range from 0.0% to 0.35% of the average daily assets of the underlying fund portfolios attributable to the Policy and to certain other variable insurance policies that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.
● Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the underlying fund portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from underlying fund portfolio assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these investment advisory fees (see the underlying fund portfolio’s prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular underlying fund portfolios attributable to the Policy and to certain other variable insurance policies that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.
The combined percentages we receive with regard to each underlying fund portfolio currently range from 0.00% to 0.35% annually. Proceeds from these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see Other Information – Selling the Policy in this prospectus.
general description of the policy
Ownership
The Policy Owner is entitled to exercise all rights under the Policy. Unless otherwise specified, the purchaser of the Policy will be the Policy Owner. The Policy can be owned by a trust or a corporation. However, special tax rules apply to policies owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts.
You should consult Your financial professional if the annuity will be owned by a “non-natural person.” If You are a human being, You are considered a “natural person.” You may designate a Beneficiary. If You die, the Beneficiary will receive a death benefit. You may also designate an Annuitant. You may change the Annuitant at any time prior to the Annuity Date. If You don’t select an Annuitant, You are the Annuitant. If the Policy is an IRA. the Owner must be the Annuitant. Please note that if You purchase Your Policy through a custodial account, the Owner of the Policy will be the custodial account and the Annuitant must generally be the custodial account Owner.
If a non-natural person owns the Policy and changes the Annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a Policy Owner. We will then pay the Beneficiary the Policy Value, less any applicable fees and charges.
Only spouses may be co-Owners of the Policy, except in Pennsylvania, New Jersey, and Oregon. When the Policy is issued in exchange for another Policy that was co-owned by non-spouses, the Policy will be issued with non-spousal co-Owners. When co-Owners are established, they exercise all rights under the Policy jointly unless they elect otherwise. Co-Owner spouses must each be designated as Beneficiary for the other in order for the surviving spouse, if eligible, to continue the Policy under the spousal continuation provision upon the death of the other spousal co-Owner. Co-Owner spouses may also designate a contingent Beneficiary to receive benefits on the surviving spouse co-Owner’s death. The surviving spouse may later name a new Beneficiary, provided the original “contingent Beneficiary” designation is not irrevocable. Qualified policies may not have co-Owners. See Spousal Continuation later in this Prospectus.

Please note that non-spousal co-Owners in Pennsylvania, New Jersey and Oregon are not able to continue the Policy or any guaranteed benefit, such as the GMIB, if one co-Owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).
Assignment
You may assign the Policy to someone else by giving notice to our Service Center unless not permitted by law in Your state. Please refer to Your Policy. Only complete ownership of the Policy may be assigned to someone else. You can’t do it in part. An assignment to a new Owner cancels all prior Beneficiary designations except a prior irrevocable Beneficiary designation. Assignment of the Policy may have tax consequences or may be prohibited on certain qualified policies, so You should consult with a qualified financial professional before assigning the Policy. See Tax Information.
Certain Offers
From time to time, the Company has (and may again) offered some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When the Company makes an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as Policy Value, and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Policy, we will no longer charge You for it, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, full or partial withdrawal and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of underlying fund portfolios distributed to the applicable Investment Options. The dollar amount will be used to purchase new Accumulation Units at the then current price In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, underlying fund portfolios will be reallocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new Accumulation Units may be worth more or less than the units You previously owned. Generally, unless You return the original company check, Your annuity Policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the underlying fund portfolios have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
ACCESS TO YOUR MONEY
Withdrawals and Surrenders
We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses

You can withdraw money from the Policy. Withdrawals from Account A are generally subject to a sales charge (see Sales Charge). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a Policy Year do not exceed the “free withdrawal amount” determined as of the date we receive Your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that Policy Year, where:
(a)=10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; And
(b)=Your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.
You may take Your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A You may elect, once per Policy Year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.
We don’t impose a sales charge on withdrawals from Account B.
Once each Policy Year You may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge see Withdrawals and Surrenders.
A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59½. Withdrawals from tax sheltered annuities are restricted see Tax Information.
When and How Withdrawals are Made. Withdrawals are subject to tax and prior to age 59½ may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that withdrawals You request from a Tax Sheltered Annuity. Policy comply with applicable tax requirements before we process Your request. See Tax Information.
Lump Sum Withdrawals. We don’t impose a sales charge on the withdrawals in any Policy Year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:
(a)=10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b)=Your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.
Any amount previously withdrawn from Account A during that Policy Year plus any amount previously transferred from Account A to Account B during that Policy Year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The Policy Value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59½ may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. See Tax Information.
Example. Assume that You pay an initial premium of $100,000 and a Policy is issued on November 1, 2008. Assume that You allocate all premiums to Account A and that Your Policy Value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, You withdraw $20,000.
The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that Policy Year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of Your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.
Unless You direct us otherwise, withdrawals will be taken from Subaccounts in the same proportion as the Subaccounts of the Account from which the withdrawal is made bear to Your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct Your withdrawal to be paid into Your bank account or other financial institution or sent to the address of record. Where You or Your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering Your call, we will consider telephone withdrawal requests to be received the following Business Day. See Other Information.
Withdrawals will reduce Your Policy Value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by Your Policy. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to Your benefits or guarantees. The impact of withdrawals generally on Your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a Policy purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A
You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any Policy Year to the Systematic Free Withdrawal amount which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that Policy Year, less any prior amount transferred from Account A to Account B during that Policy Year. No sales charges apply to systematic withdrawals of the Systematic Free Withdrawal amount.
We reserve the right to change the limitation on the total amount available through systematic withdrawals in a Policy Year at any time. However, You will always be permitted to make systematic withdrawals in a Policy Year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that Policy Year, less any prior amount transferred from Account A to Account B during that Policy Year.
Systematic withdrawals allow You to access Your Systematic Free Withdrawal amount and are in addition to the one lump sum transfer to Account B allowed each Policy Year to access that amount.
The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same Policy Year, exceed the Systematic Free Withdrawal amount as described above.
You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, You cannot begin them again before the next Policy Year. Amounts available for withdrawal cannot be carried over to subsequent Policy Years. You have from the Policy Anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.
Automatic Withdrawals from Account B
You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each Policy Year. Once canceled, You can’t activate the program again until the next Policy Year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.
Considerations When Taking a Withdrawal from Your Policy
As stated previously, You can access cash from Your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on Your GMDB, Policy Value, and Your ability to make future withdrawals. Please note that:
●
You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which You may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current Policy Year and before the next Policy Anniversary. If You activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate Your systematic withdrawal program from Account A.
●
If You take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the Systematic Free Withdrawal amount for that Policy Year will be reduced dollar-for-dollar.
●
You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.
●
If You take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each Subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of Your systematic withdrawal program from Account A or Your automatic withdrawal program from Account B.
Minimum Amounts
The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the Policy after You make a withdrawal. We reserve the right to change these minimums.

Surrenders
At any time before the Annuity Date You may surrender the Policy through a full withdrawal. Any request to surrender the Policy must be in writing. The Policy (or an affidavit of a lost Policy) must be delivered to our Service Center. We will pay You an amount equal to the Policy Value as of the end of the Valuation Period when we process the surrender, minus any applicable sales charge, minus any applicable Policy maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See Charges and Deductions.) Surrenders are subject to tax and, prior to age 59½, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59½, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another Tax Sheltered Annuity arrangement. See Tax Information.
Taxation of Surrenders and Withdrawals
When You surrender Your Policy, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Policy.” The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the Policy.” Distributions made under the systematic withdrawal program are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of the Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts (1) paid on or after the taxpayer reaches age 59½ ; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated Beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the Owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
●
Any surrender over $250,000 unless it is a custodial owned annuity;
●
Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy Owner’s account;
●
Any electronic fund transfer instruction changes on or within 15 days of an address change;
●
Any surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract Owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
●
Any surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●
Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.
ANNUITY PAYMENTS (the income phase)
Annuity Payments Options
We’ll make the first annuity payment on the Annuity Date, and payments will continue according to the annuity option selected. When You first buy the Policy, the Annuity Date for Nonqualified Polices is the older Annuitant’s 90th birthday. However, You may specify an earlier Annuity Date. You may change the Annuity Date at any time before the Annuity Date. Generally the Annuity Date for IRA policies or Tax Sheltered Annuity policies is when the Owner/Annuitant reaches age 70½ . However, we will not require IRA and Tax Sheltered Annuities to Annuitize at age 70½ if distributions from the Policy are not necessary to meet Federal minimum distribution requirements. For all policies, the Annuity Date must be at least twelve months after the Policy date.
For policies issued on Policy Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned policies), the Annuitant must be less than 85 years old, and the Annuity Date may not be later than the Annuitant’s 85th birthday. You should consult Your financial professional if the Policy will be owned by a non-natural person.
Policy Owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If You don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the Annuity Date. Although we currently do not permit partial Annuitization, i.e. You may not apply a portion of Your Policy Value to an annuity option while keeping the remainder of Your Policy in force, we reserve the right to permit it in the future. We reserve the right to limit annuity options available to Owners of qualified policies to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified policies. Consult a financial professional before electing one of these options.
We calculate Your annuity payments as of the Annuity Date, not the date when the Annuitization request forms are received at the Service Center. Until the Annuity Date, Your Policy Value will fluctuate in accordance with the performance of the Investment Options You have selected. We determine the dollar amount of annuity payments by applying Your Policy Value on the Annuity Date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the Annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the Policy.
If the Policy Value on the Annuity Date after the deduction of any applicable premium taxes is less than $5,000, we may cash out Your Policy in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless You tell us differently, we’ll make annuity payments directly to Your Merrill Lynch brokerage account.
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	●Does not include any amounts allocated to the Fixed Account.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Systematic Withdrawal	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No Charge
●You can make systematic
withdrawals on a monthly,
quarterly, semi-annual or
annual basis.
●No sales charge applies to
withdrawals of the Systematic
Free Withdrawal amount.
●You may stop Systematic
withdrawals at any time.

Estate Enhancer Benefit	Provides coverage in addition to that provided by Your death benefit.	Optional	0.25% annually of the average of Your Policy Values as of the end of each of the prior four Policy quarters	●Cannot be elected if age 76 or older on the effective date. ●Not available on qualified policies. ●Once elected, it cannot be cancelled.
Guaranteed Minimum Income Benefit Rider	Offers the ability to receive guaranteed minimum monthly fixed payments if You Annuitize under the terms and conditions of the rider.	Optional	0.50% as an annualized percentage of the GMIT Benefit base
●Must be elected at Policy
issue.
●Cannot be elected if age 75 or
older on the effective date.
●Cannot be cancelled once
elected.
●There is a 10-year waiting
period before the benefit can
be exercised.

DEATH BENEFIT
Regardless of investment experience, the Policy provides a guaranteed minimum death benefit if a Policy Owner (or the Annuitant if the Policy has a non-natural Owner) dies before the Annuity Date.
If You are under age 80 when the Policy is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the Policy Value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Policy. If You are age 80 or over when the Policy is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the Policy Value.
In all states except Washington, Illinois, and Minnesota, Policy Owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an Owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the Policy. The Estate Enhancer benefit provides coverage in addition to the Policy’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if You are age 76 or older. If You elect the Estate Enhancer benefit, You cannot cancel it.
You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.
If You purchased Your Policy prior to December 13, 2002, Your guaranteed minimum death benefit was calculated in a different manner. Please refer to Your Policy.
The payment of a death benefit may have tax consequences see Tax Information.
Calculation of the Maximum Anniversary Value Death Benefit

This death benefit option is not available if the issue age of the oldest Owner is age 80 or over:
(a)
We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.
(b)
We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,
(i)
We calculate an anniversary value for each Policy Anniversary through the earlier of Your (or the older Owner’s, if the Policy has co-Owners, or the Annuitant’s, if the Owner is a non-natural person) attained age 80 or the anniversary on or prior to Your (or any Owner’s, if the Policy has co-Owners or the Annuitant’s, if the Owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a Policy Anniversary, plus premiums allocated to Account A since that Policy Anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that Policy Anniversary.
(ii)
We compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.
(c)
We compare the results in (a) and (b) and pick the higher value. This amount is referred to as the guaranteed minimum death benefit (“GMDB”).
(d)
We compare the GMDB plus the value of Account B with the Policy Value on the date we receive due proof of death and pick the higher of the two. The higher amount is Your death benefit.
Each “adjusted transfer” and “adjusted withdrawal” equals:
●
The amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
●
An amount equal to (i) divided by (ii) where (i) is the guaranteed minimum death benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.
We will calculate the Maximum Anniversary Value based on Your issue age (or the issue age of the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) on the Policy date. Subsequent changes in Owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new Owner has not attained age 80 and is older than the Owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new Owner at the time of the ownership change. If at the time of an ownership change the new Owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the Policy Anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that Policy Anniversary.
The payment of the death benefit is subject to our financial strength and claims-paying ability. For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix - Maximum Anniversary Value Death Benefit.
EXISTING POLICY OWNERS PLEASE NOTE: If Your Policy was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to Your Policy may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under Policy Forms ML-VA-001 and ML-VA-002.
Regardless of whether Your Policy was issued on Policy Form ML-VA-001 or ML-VA-002, if You elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix – CALCULATION OF MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT for a description of the death benefit that applies to Your Policy.
If Your Policy was issued on Policy Form ML-VA-002 (which is currently in use in all states) and You have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix CALCULATION FOR THE 5% RISING FLOOR WITH 7th ANNIVERSARY STEP-UP FOR POLICY FORM ML-VA-002 for a description of the death benefit that applies to Your Policy.
If Your Policy was issued on Policy Form ML-VA-001 (which was in use before Policy Form ML-VA-002 became available in Your state) and You have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix-CALCULATION OF THE 5% RISING FLOOR WITH 7th ANNIVERSARY STEP UP FORM POLICY FORM ML-VA-001(EXCEPT POLICIES IN WASHINGTON) for a description of the death benefit that applies to Your Policy.
If Your Policy was issued in Washington before December 7, 2001, see Appendix-CALCULATION OF THE 5% RISING FLOOR (FOR POLICIES ISSUED IN THE STATE OF WASHINGTON ON POLICY FORMS ML-VA-001 AND ML-VA-002) for a description of the 5% Rising Floor death benefit that applies to Your Policy.
If You would like assistance in determining which death benefit applies to You, please consult Your Policy or contact the Service Center at (800) 535-5549.

optional benefit riders
Estate Enhancer Benefit
The Estate Enhancer benefit provides coverage in addition to that provided by Your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the Policy, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if You (or the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified policies. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all policies issued by us with the same Owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the Policy Value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once You elect the Estate Enhancer benefit, You cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if You Annuitize or surrender the Policy, or if the Policy otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in Your Policy. Because withdrawals and poor investment performance of the underlying fund portfolio will reduce the amount of gain in Your Policy, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.
The percentage used to determine the benefit depends on Your age (or the age of the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) on the date of issue (effective date of benefit). If You are age 69 or under on the effective date, Your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any Owner, or the Annuitant, if the Owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the Policy Value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If You (or the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.
As described under “Spousal Continuation”, if a surviving spouse, if eligible, continues the Policy, the Policy Value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the Policy, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the Policy as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the Policy Value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the Policy, the Estate Enhancer benefit will terminate.
You may change the Owner of the Policy to Your spouse without terminating the Estate Enhancer benefit provided that Your spouse was younger than attained age 76 on the effective date. After such a change in Owner, the amount of the Estate Enhancer benefit will be based on the attained age of Your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of Owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.
The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability. For an example of the calculation of the Estate Enhancer benefit, see Appendix Example of the Estate Enhancer Benefit.
Spousal Continuation
If Your Beneficiary is Your surviving spouse (as defined under Federal law), Your spouse, if eligible, may elect to continue the Policy (except under tax sheltered annuities). If the Policy has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless Your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the Policy Owner and the Beneficiary until Your spouse names a new Beneficiary. We will compare the Policy Value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the Policy Value as of the date we would have determined the death benefit, we will increase the Policy Value of the continued Policy to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each Subaccount then available for allocations of premiums and transfers of Policy Value based on the ratio of Your Policy Value in each Subaccount to Your Policy Value prior to the increase.

If the sole primary Beneficiary of the Policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and Beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant’s social security number at the time of claim, she or he shall be treated as the Owner/Annuitant’s spouse. In those circumstances, the Owner/Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
If the Owner is an Individual Retirement Account within the meaning of IRC sections 408 or 408A, if the Annuitant’s spouse is the sole primary Beneficiary of the Annuitant’s interest in such account. In those circumstances, the Policy will continue after the Annuitant’s death and the Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provision of the Policy.
The right of an eligible spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Consult a financial professional for more information on this subject.
guaranteed minimum income benefit rider
The Guaranteed Minimum Income Benefit (“GMIB”) is a feature that offers You the future ability to receive guaranteed minimum monthly fixed payments if You Annuitize under the terms and conditions of the GMIB Rider. If You elect the GMIB Rider, You know the level of minimum income that will be available to You upon Annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must Annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If You do not Annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.
This rider may not be issued or added to Inherited IRAs (sometimes also referred to as Beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.
There is a waiting period of 10 years that must elapse before You can exercise the GMIB. Because of this restriction, You should not purchase the GMIB Rider if You are over age 60 at issue and may need to Annuitize the Policy at age 72 (70½ if Owner/participant attained age 70½ before 1/1/2020) to meet Required Minimum Distributions for IRAs.
If You decide that You want the protection offered by the GMIB Rider, You must elect it at issue. The effective date of the GMIB Rider is the date of issue of the Policy. You cannot elect the GMIB Rider if the Annuitant or co-Annuitant is older than age 75 on the date of issue of the Policy. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, Annuitization, death, or transfer of all Your Account A value to Account B. The GMIB Rider will also terminate if the Annuitant or co-Annuitant is changed and, on the date of issue of the Policy, the new Annuitant or co-Annuitant was older than age 75.
We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity policies with a GMIB Rider having the same oldest Annuitant or co-Annuitant to exceed $2,000,000.
This feature is not available in Minnesota. Check with Your financial professional regarding availability.
How We Determine the Amount of Your Minimum Guaranteed Income
If You elect the GMIB Rider, we base the amount of minimum income available to You upon the value of (iii) plus the greater of (i) and (ii) where:
(i)
equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option You select (“GMIB” annuity purchase rates”);
(ii)
equals Your Account A value (less premium taxes and charges applicable to Account A) applied to then current annuity purchase rates for the annuity option You select; and
(iii)
equals any Account B value (less premium taxes and charges applicable to Account B) applied to then current annuity purchase rates for the annuity option You select.
The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a Policy Value, cash value, minimum death benefit, or a minimum return for any Subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying Your Policy Value (less applicable premium taxes and charges) on Your Annuity Date to then-current annuity purchase rates for the same annuity option. Therefore, You should view the benefit provided if You Annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied Your Policy Value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the Annuitant and any co-Annuitant.

Your GMIB Benefit Base increases if You allocate subsequent premiums to Account A and decreases if You withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:
- GMIB Maximum Anniversary Value for Account A; and
- GMIB Premiums Compounded at 5% for Account A.
GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for Your Account A value on the date of issue of the Policy and for each Policy Anniversary through the earlier of the Policy Anniversary on or following the 80th birthday of the oldest Annuitant or co-Annuitant and the date You exercise the GMIB. An anniversary value is equal to Your Account A value on the date of issue of the Policy and on each Policy Anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the Policy or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.
Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by Your Account A value, both of which are determined immediately prior to the transfer or withdrawal.
GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:
(i)
equals all premiums allocated to Account A with interest compounded daily from the date received; and
(ii)
equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.
Interest in (i) and (ii) above accrues at an annual rate of 5% until the earlier of the Policy Anniversary on or following the 80th birthday of the oldest Annuitant or co-Annuitant or the date You exercise the GMIB.
Each “adjusted” transfer or “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all transfers to Variable Account B and withdrawals from Variable Account A during the Policy Year, including any currently requested transfer or withdrawal. If the total of all such transfers and withdrawals since the previous Policy Anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous Policy Anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the Policy Year, excluding leap days, divided by 365.
Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the Policy Year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that Policy Year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.
Electing to Receive Income Payments
You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th Policy Anniversary. After the waiting period, You may only exercise the GMIB on a Policy Anniversary or within the 30 days immediately following that Policy Anniversary. The last timeframe within which You can exercise the GMIB begins at the Policy Anniversary on or following the 85th birthday of the oldest Annuitant or co-Annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow You to elect the GMIB Rider if the older of the Annuitant or co-Annuitant is older than age 75 on the date of issue of the Policy. If You Annuitize Your Policy at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified policies), the GMIB is not available. For example, You cannot exercise the Rider if You Annuitize Your Policy twelve and one-half years after You purchase the Policy or seven years after You purchase the Policy.
You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if You Annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”
The annuity options available when using the GMIB to receive Your fixed income are limited to the following:
- Life Annuity
- Joint and Survivor Life Annuity
- Life Annuity with Payments Guaranteed for 10 Years

- Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years
If You select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-Annuitant for purposes of the GMIB Rider.
Change of Annuitant
If an Annuitant or co-Annuitant is changed and, on the date of issue of the Policy, the new Annuitant or co-Annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new Annuitant’s or co-Annuitant’s age on the date of issue of the Policy was older than the current age of the oldest Annuitant or co- Annuitant, we will reset the last timeframe within which You can exercise the GMIB based on the new Annuitant’s or co-Annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of Annuitant or co-Annuitant, the GMIB Rider will terminate.
If an Annuitant or co-Annuitant is changed and, on the date of issue of the Policy, the new Annuitant or co-Annuitant was older than the previous oldest Annuitant or co-Annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of Annuitant or co-Annuitant, we will use the new Annuitant’s or co-Annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of Annuitant.
GMIB Fee
We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. See Guaranteed Minimum Income Benefit Fee.
Termination of the GMIB Rider
The GMIB Rider will terminate on the earliest of: (1) the 31st day following the Policy Anniversary on or following age 85 of the oldest Annuitant or co-Annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the Policy due to full surrender, Annuitization, or death; (4) transfer of all Your Account A value to Account B; or (5) a change of Annuitant or co-Annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if Your Beneficiary is Your surviving spouse and elects to continue the Policy as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.
The payment of the GMIB is subject to our financial strength and claims-paying ability.
ADDITIONAL FEATURES
Dollar Cost Averaging
The Policy offers an optional transfer program called Dollar Cost Averaging (“DCA” ). This program allows You to reallocate money at monthly intervals from the Account A BlackRock Government Money Market V.I. Subaccount to any of the remaining Account A Subaccounts. The DCA Program is intended to reduce the effect of short-term price fluctuations on investment cost. Since we transfer the same dollar amount to selected Subaccounts monthly, the DCA Program allows You to purchase more Accumulation Units when prices are low and fewer Accumulation Units when prices are high. Therefore, You may achieve a lower average cost per Accumulation Unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If You choose to participate in the DCA Program, You should have the financial ability to continue making transfers through periods of fluctuating markets.
You can choose the DCA Program before the Annuity Date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once You start using the DCA Program, You must continue it for at least three months. After three months, You may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once You reach the Annuity Date, You may no longer use this program.
Minimum Amounts To elect DCA, You need to have a minimum amount of money in the Account A BlackRock Government Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of Your DCA program in months by Your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in Your Account A BlackRock Government Money Market V.I. Subaccount drop below the selected monthly transfer amount, You will need to put more money in to continue the DCA Program. You will be notified on Your DCA confirmation of activity notice that the amount remaining in Your designated Subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers? You select the date for DCA transfers, within certain limitations. After we receive Your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the Policy.
Loans
No Loans are available on this Policy.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other trusts) owns a Nonqualified Policy, the Policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the Policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of Policy-qualified or Nonqualified.
If You purchase the Policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, Your Policy is referred to as a Qualified Policy. There is no additional tax deferral benefit derived from placing qualified underlying fund portfolios into a variable annuity. Features other than tax deferral should be considered in the purchase of a Qualified Policy. There are limits on the amount of contributions You can make to a Qualified Policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Policy's provisions, the plan's provisions will control.
If You purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a Nonqualified Policy.
You will generally not be taxed on increases in the value of Your Policy, whether qualified or Nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if You make a gift of the Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
We may occasionally enter into settlements with Owners and Beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
The Internal Revenue Service (“IRS”) has not reviewed the Policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.
The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or Policy.

Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any deductions for dividends received by the Separate Account or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a Nonqualified variable Policy which is based on a segregated asset account to qualify as an annuity Policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its Portfolio Companies and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each Portfolio Company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The Owners bear the risk that the entire contract could be disqualified as an annuity Policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Policy is to be treated as the Owner of the assets held by the insurance company under the Policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Policy would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professional regarding the tax matter discussed above.
Distribution Requirements. The Code requires that Nonqualified Policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity Policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) be used to provide payments to a designated Beneficiary for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The designated Beneficiary must be an individual and payments must begin within one year of such Owner’s death. However, if upon such Owner's death the Owner's surviving spouse is the sole Beneficiary of the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner. In certain instances, a designated Beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2022-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation 1.401(a)(9)-9(b).
The Nonqualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of a Nonqualified Policy
The following discussion assumes the Policy qualifies as an annuity Policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of the Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a Nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity Policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the Policy.” There are some exceptions to this rule and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional. A Policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Policy.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different individuals, there may be negative tax consequences to the Owner and/or Beneficiaries under the Policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in Your Policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Annuity Commencement Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Policy maintains its status as an annuity Policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a Policy might no longer be treated as an annuity Policy if the Policy has not been Annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option You select, in general, for Nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
●
Fixed payments-by dividing the “investment in the Policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●
Variable payments-by dividing the “investment in the Policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income.
If You select more than one annuity payment option, special rules govern the allocation of the Policy's entire “investment in the Policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular annuity payment option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.

Taxation of Surrenders and Withdrawals - Nonqualified Polices
When You surrender Your Policy, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Policy.” The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the Policy.” Distributions made under the systematic withdrawal program are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of a Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated Beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Guaranteed Lifetime Withdrawal Benefits
For policies with a guaranteed minimum withdrawal benefit (GMWB) or guaranteed minimum income benefit (GMIB) the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. It is possible that the GMWB base and the GMIB base could be taken into account to determine the Policy Value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under the GMWB is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, (1) You could be treated as in receipt of some amount of income attributable to the value of the benefit even though You have not received a payment from Your Policy, and (2) the amount of income attributable to the GMWB payments could be affected. In view of this uncertainty, You should consult a financial professional with any questions. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as Policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit.
Aggregation
All Nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (Policy holder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Nonqualified Polices
We may issue the Policy in exchange for all or part of another annuity Policy that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Policy immediately after the exchange will generally be the same as that of the annuity Policy exchanged, increased by any additional premium payment made as part of the exchange. Your Policy Value immediately after the exchange may exceed Your investment in the Policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a partial withdrawal, surrender, annuity income payment or death benefit).
If You exchange part of an existing Policy for the Policy, and within 180 days of the exchange You receive a payment other than certain annuity payments (e.g., You make a withdrawal) from either Policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in Your income and subject to a 10% penalty tax.

You should consult Your financial professional in connection with an exchange of all or part of an annuity Policy for the Policy, especially if You may make a withdrawal from either Policy within 180 days after the exchange.
Medicare Tax
Distributions from Nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from Nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your Qualified Policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this Policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Estate Enhancer Benefit
Amounts, including any Estate Enhancer benefit, may be paid from a Policy because an Owner or Annuitant (if Owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Policy is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the Policy’s benefits (e.g., as investment protection benefit) and that any charges under the Policy for the Estate Enhancer benefit should not be treated as a distribution received by the Policy Owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to You. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, You should consult Your financial professional prior to selecting this optional benefit under the Policy. The Estate Enhancer is not available with an IRA or Roth IRA.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other Beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the Policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $13.99 million for 2025 and will be indexed for inflation (using the C-CPI-U), for each taxable year, through January 1, 2026. The maximum rate is 40%.
There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your Beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity Policy owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The Qualified Policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and Beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Distribution Requirements. Under Section 401(a) and/or Section 401(k) Contracts, the underlying tax-qualified plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method.
The information below generally applies to Owners who die after 2019. Post-death required distribution requirements are complex and frequently unclear. Please consult with Your financial professional for information relating to required post-death distributions for an Owner who died prior to 2020 or for information specific to Your own unique situation.
Upon a Owner’s death, if the Owner does not have a Beneficiary who is an individual, the Owner’s entire interest in the contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Owner died before the Owner was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Owner’s death if the Owner died after the Owner was required to begin receiving distributions under the contract. An exception may apply if the Beneficiary is a trust, and all of the trust Beneficiaries are individuals. If the Owner has a Beneficiary, who is an individual, but is not an eligible designated Beneficiary, the Owner’s entire interest in the contract must generally be distributed by the end of the calendar year ending ten years after the date of death.
If the Owner has a Beneficiary who is an eligible designated Beneficiary, the eligible designated Beneficiary may choose to receive the Owner’s interest under the contract either:
●
by the end of the calendar year ending ten years after the date of death
●
as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Owner’s death.
An eligible designated Beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Owner’s death:
●
is the Owner’s spouse
●
the Owner’s child who has not reached the age of majority, but any remaining interest must be distributed within 10 years of when the child reaches the age of majority
●
is disabled within the meaning of IRC section 72(m)(7)

●
is chronically ill individual within the meaning of section 7702B(c)(2)
●
is not more than 10 years younger than the Owner.
If the Beneficiary is the Owner’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Owner would have attained age 72 if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Owner. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the contract to the extent permitted by the Owner’s retirement arrangement.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin by the Required Beginning Date; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax. This Policy is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, required distributions at death are generally the same as for traditional IRAs. A Policy is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to new tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request from a 403(b) Policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a Qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Policy” generally equals the amount of any non-deductible purchase payments made by You or on Your behalf. If You do not have any non-deductible purchase payments, Your investment in the Policy will be treated as zero.
The IRS has not reviewed this Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent financial professional before purchasing an optional death benefit.
In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date You reach age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from Nonqualified Policies discussed above. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the Policy.
Qualified Plan Distributions
For qualified plans under 403(b), the Code requires that distributions generally must commence no later than the Required Beginning Date or (i) retires and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Owner (or plan participant) reaches age 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023. Or age 70½ if the Owner/participant attained age 70½ before 1/1/2020)Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.
The Code generally requires that interest in a Qualified Policy be non-forfeitable. If Your Policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a financial professional before purchasing a bonus rider as part of a Qualified Policy.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
Withholding
The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. The withholding rates applicable to the taxable portion of periodic payments are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment.
Annuity Purchases by Residents of Puerto Rico
The IRS announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA” ), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any Beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Policy Owners currently receive.
OTHER INFORMATION
State Variations
In Pennsylvania, we’ll invest all premiums as of the date of issue in the Subaccounts You selected. For policies issued in California, for Policy Owners who are 60 years of age or older, we will put all premiums in the BlackRock Government Money Market V.I. Subaccount for the first 35 days following the Policy date, unless the Policy Owner directs us to invest the premiums immediately in other Subaccounts. We’ll place premiums directed into Account B in the BlackRock Government Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Government Money Market V.I. Subaccount as of the end of the Valuation Period in which our Service Center receives them.
Sending Forms and Transaction Requests in Good Order
To be effective, all notices, choices, and changes You make under the Policy must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by You or Your representative, if authorized by You in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. We reserve the right to reject electronic transactions that do not meet our requirements.
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.
If we have received proper telephone authorization, You may make the following choices via telephone:
(1)
Transfers

(2)
Premium allocation
(3)
Withdrawals
(4)
Requests to change the Annuity Date
We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.
Because telephone transactions will be available to anyone who provides certain information about You and Your Policy, You should protect that information. We may not be able to verify that You are the person providing telephone instructions, or that You have authorized any such person to act for You.
Telephone systems may not always be available. Any telephone system, whether it is Yours, Your service provider’s, Your financial professional’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of Your request. Where You or Your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering Your call, we will consider requests to be received the following Business Day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If You are experiencing problems, You should make Your request by writing to our Service Center.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Owners, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accepts premium payments that are not subject to sanctions and in United States currency.
If an Owner or Annuitant is subject to sanctions, the Company is required to block access to an Owner’s Policy and thereby refuse to pay any request for partial withdrawals, surrenders, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring Cash Value and death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of sanctions.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolio also may be sold to Separate Accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate underlying fund portfolios should be established for variable life and variable annuity Separate Accounts. In such an event, the Company would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined underlying fund portfolio. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Distribution of the Policies
We have entered into a distribution agreement with our affiliate, Transamerica Capital, LLC. (“Distributor”), for the distribution and sale of the policies. Distributor offers the policies through registered representatives of MLPF&S (“financial professionals”). The financial professionals are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.
We pay commissions to the Merrill Lynch Life Agencies for sales of the policies by the financial professionals. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the policies, and the Distributor pays the financial professionals a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the policies. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to financial professionals in a specific geographic region and whose compensation is based on sales in that region. Sales of the policies will help Retirement Solution Specialists meet their sales goals and affects their total compensation.
The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of Policy Value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the Annuity Date is 4.00% of Policy Value. The maximum commission payable to financial professionals for Policy sales is 2.25% of each premium and up to 0.50% of Policy Value per year. In addition, on the Annuity Date, the maximum commission payable to the financial professionals is 1.50% of Policy Value not subject to a sales charge. Reduced compensation may be paid on policies purchased by any of our or our affiliates’ employees or their spouses or dependents.
Financial professionals and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, financial professionals who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the policies may help financial professionals, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s financial professionals and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
The Distributor does not currently sell the policies through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the financial professionals; however, commissions paid to selling firms and their sales representatives will not exceed those described above.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

APPENDIX
investment options AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus. Depending on the optional benefits You choose, You may not be able to invest in certain Portfolio Companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89345P267?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Companies and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: Long term growth of capital	AB Sustainable Global Thematic Portfolio - Class A Advised by: AllianceBernstein L.P.	0.81%	6.21%	9.03%	9.72%
Investment Objective: Seek high total investment return.	BlackRock Advantage Large Cap Core V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	0.82%	25.44%	14.10%	12.38%
Investment Objective: Seek long-term capital appreciation.	BlackRock Advantage Large Cap Value V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	1.08%	16.32%	9.76%	9.11%
Investment Objective: Seek long term growth of capital.	BlackRock Advantage SMID Cap V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	1.11%	12.05%	8.69%	9.20%
Investment Objective: To see capital appreciation and, secondarily, income.	BlackRock Basic Value V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	0.86%	10.37%	9.02%	7.78%
Investment Objective: To seek high total investment return.	BlackRock Global Allocation V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	0.86%	9.23%	6.01%	5.59%
Investment Objective: Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.	BlackRock Government Money Market V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	0.61%	9.23%	6.01%	5.59%
Investment Objective: To seek to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	0.61%	8.26%	4.42%	5.00%
Investment Objective: Long-term capital growth.	BlackRock International V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	1.18%	0.37%	3.49%	4.61%
Investment Objective: Seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500” or the “Underlying Index”).	BlackRock S&P 500 Index V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	0.14%	24.83%	14.38%	12.89%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Portfolio Companies and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: To maximize total return, consistent with income generation and prudent investment management.	BlackRock Total Return V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	0.63%	1.38%	-0.21%	1.42%
Investment Objective: Seeks long term growth of capital.	Davis Equity Portfolio Advised by: Davis Selected Advisers, LP	0.72%	18.05%	10.48%	10.02%
Investment Objective: Seeks capital appreciation.	Federated Hermes Kaufman Fund II - Primary Shares Advised by: Federated Global Investment Management Corp.	1.56%	17.05%	4.48%	9.37%
Investment Objective: To achieve high current income and moderate capital appreciation.	Federated Hermes Managed Volatility Fund II - Primary Shares Advised by: Federated Global Investment Management Corp.	1.11%	15.56%	5.32%	5.30%
Investment Objective: Seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund - Service I Shares Advised by: Invesco Advisers, Inc.	0.76%	15.18%	11.59%	9.49%
Investment Objective: The fund seeks long-term capital growth.	LVIP American Century Ultra Fund - Standard Class II(2) Advised by: American Century Investment Management, Inc.	0.77%	28.80%	18.20%	16.46%
Investment Objective: Seeks capital appreciation.	MFS® Growth Series - Initial Class Advised by: MFS® Investment Management	0.73%	31.47%	14.74%	15.11%
Investment Objective: The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio - Administrative Class Shares Advised by: Pacific Investment Management Company LLC	0.79%	2.53%	-0.03%	1.53%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.90%	4.76%	2.19%	1.34%
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.90%	12.51%	4.18%	4.04%
Investment Objective: Seeks long term capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.88%	9.06%	2.76%	3.26%
Investment Objective: Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.89%	8.75%	2.27%	3.04%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.89%	12.51%	4.18%	4.04%

investment options AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Portfolio Companies and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Class(3) Sub-Advised by: Pacific Investment Management Company LLC	0.92%	8.69%	2.28%	3.67%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Service Class(4) Sub-Advised by: Pacific Investment Management Company LLC	0.94%	6.22%	1.53%	3.16%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Class(5) Sub-Advised by: Pacific Investment Management Company LLC	0.94%	11.66%	4.44%	4.95%
Investment Objective: Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Class(2) Sub-Advised by: Milliman Financial Risk Management LLC	0.63%	9.07%	3.82%	4.41%
Investment Objective: Seeks current income and preservation of capital.	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP - Service Class(3) Sub-Advised by: Milliman Financial Risk Management LLC	0.65%	6.69%	2.32%	3.36%
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Class(4) Sub-Advised by: Milliman Financial Risk Management LLC	0.65%	13.23%	6.24%	6.03%
Investment Objective: Seeks long-term capital appreciation.	Transamerica International Focus VP – Initial Class Sub-Advised by: Sands Capital Management, LLC	0.84%	-1.33%	3.33%	4.53%
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Initial Class(6)(7) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.61%	24.23%	15.15%	12.89%
Investment Objective: Seeks capital appreciation.	Transamerica Market Participation Strategy VP - Service Class Sub-Advised by: PGIM Quantitative Solutions LLC(8)	0.98%	14.94%	8.38%	6.77%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)
Effective June 30, 2024 Davis Value Portfolio, advised by Davis Selected Advisers, LP was renamed Davis Equity Portfolio.
(3)
Effective August 1, 2024, the investment advisor for Federated Hermes Kaufmann Fund II changed from Federated Equity Management Company of Pennsylvania to Federated Global Investment Management Corp.
(4)
Effective October 25, 2024, the investment advisor for Transamerica International Focus VP changed from Epoch Investment Partners, Inc. to Sands Capital Management, LLC.
NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

CLOSED INVESTMENT OPTIONS:
Effective December 6, 1996, the following Subaccounts were closed to new investments.
Investment Objective	Portfolio Companies and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: To seek long-term total return and current income.	BlackRock Equity Dividend V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	0.88%	10.06%	8.27%	9.07%
Investment Objective: to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.	BlackRock Managed Volatility V.I. Fund - Class I Shares Advised by: BlackRock Advisors, LLC	1.04%	11.99%	5.06%	3.43%
Effective December 12, 2011, the following Subaccounts were closed to new investments.
Investment Objective	Portfolio Companies and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Investment Objective: Seeks capital growth.	Invesco V.I. American Franchise Fund - Series I Shares Advised by: Invesco Advisers, Inc.	0.85%	34.89%	15.84%	14.16%
Investment Objective: Long-term growth of capital.	AB Large Cap Growth Portfolio - Class A Advised by: AllianceBernstein L.P.	0.65%	25.26%	16.16%	15.96%
Fixed Options
The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so.
Depending on the optional benefits you choose, you may not be able to invest in certain Investment Options, as noted below.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.
No Fixed Options are currently available.

Appendix
calculation of maximum anniversary value death benefit
Owners of policies issued on Policy Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such policies is as follows:
(a)
We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,
(i)
we calculate an anniversary value for each Policy Anniversary beginning with the effective dated of the change to the MAV death benefit through the earlier of Your (or the older Owner’s, if the Policy has co-Owners, or the Annuitant’s, if the Owner is a non-natural person) attained age 80 or the anniversary on or prior to Your (or any Owner’s, if the Policy has co-Owners of the Annuitant’s, if the Owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a Policy Anniversary, plus premiums allocated to Account A since that Policy Anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that Policy Anniversary.
(ii)
we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “guaranteed minimum death benefit.”
(b)
We compare the guaranteed minimum death benefit plus the value of Account B with the Policy Value on the date we receive due proof of death and pick the higher of the two. The higher amount is Your death benefit.
Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the guaranteed minimum death benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.
The period for which we will calculate the Maximum Anniversary Value is based on Your attained age (or the attained age of the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in Owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new Owner has not attained age 80 and is older than the Owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new Owner at the time of the ownership change. If at the time of an ownership change the new Owner is age 80 or over, we will use the Maximum Anniversary Value as of the Policy Anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that Policy Anniversary.

Appendix
calculation of the 5% rising floor with 7th anniversary step-up for policy form ml-va-002
The following discussion applies for issue ages under 80:
(a)
We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums You pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If Your Policy was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)
(b)
We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)
we calculate 5% assumed annual interest on Your Account A value at the end of each 7th Policy Year (i.e., 7, 14, 21, etc.);
(ii)
we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th Policy Year;
(iii)
we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th Policy Year;
(iv)
for each 7th Policy Year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.
We determine 7th anniversary values in (b) until the earlier of the last day of the Policy Year in which You reach age 80, or the date of Your death.
(c)
Assuming that when we obtained necessary state approval You have not attained age 80 or Your death benefit was not “capped” , we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the Policy Anniversary on which You attain age 80 plus any premiums paid into Account A since that Policy Anniversary and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that Policy Anniversary.
(d)
We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the guaranteed minimum death benefit.
(e)
We compare the guaranteed minimum death benefit plus the value of Account B with the Policy Value on the date we receive due proof of death and pick the higher of the two. The higher amount is Your death benefit..
Each “adjusted transfer” and “adjusted withdrawal” equals:
●
the amount by which each transfer or withdrawal from Account A reduces the value of Account A
●
multiplied by
●
an amount equal to (i) divided by (ii), where (i) is the guaranteed minimum death benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.
There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:
(1)
The last day of the 20th Policy Year;
(2)
The last day of the Policy Year in which the Policy Owner attains age 80;
(3)
The date of death of the Policy Owner.
Please Note:
Subsequent changes in Owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.
The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a Policy Owner and the investment experience of the underlying fund portfolios. The example does not reflect the deduction of fees and charges.

calculation of the 5% rising floor with 7th anniversary step-up for policy form ml-va-002 — (Continued)
Facts: Assume a 68-year-old person purchased a Policy on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the Policy Owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the Policy Owner.
			(GMDB) Guaranteed Minimum Death Benefit (Greatest of X. Y. or Z
		(CV)	(X)	(Y)	(Z)	(DB)
		POLICY VALUE	PREMIUMS AT 5%	GREATEST 7th ANNIV	ATTAINED AGE 80 ANNIVERS VALUE	DEATH BENEFIT (Greater of (CV) or (GMDB))
DATE
6/1/09	The Policy is Issued(1)	$100,000	$100,000	$0	$0	$100,000
6/1/10	First Policy Anniversary(2)	$104,000	$105,000	$0	$0	$105,000
6/1/11	Second Policy Anniversary(3)	$120,000	$110,250	$0	$0	$120,000
6/1/16	Seventh Policy Anniversary(4)	$160,000	$140,710	$160,000	$0	$160,000
6/1/17	Eighth Policy Anniversary(5)	$130,000	$147,746	$168,000	$0	$168,000
6/1/18	Twelfth Policy Anniversary(6)	$210,000	$179,586	$204,205	$210,000	$210,000
Footnotes:
(1)
Policy was Issued with $100,000 Premium
(a)
(CV = $100,000, X = $100,000, Y = $0 (because the Policy has not reached a seventh anniversary), and Z = $0 (because the Policy Owner has not attained age 80)DB = $100,000
(2)
Assume Policy Value increased $4,000 due to positive investment performance.
(a)
CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the Policy has not yet reached a seventh anniversary) and Z = $0 (because the Policy Owner has not attained age 80) DB = greatest ($104,000, $105,000 $0, $0) = $105,000
(3)
Assume Policy Value increased $16,000 due to positive investment performance
(a)
CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the Policy has not yet reached a seventh anniversary) and Z = $0 (because the Policy Owner has not attained age 80) DB = greatest ($120,000, $110,250 $0, $0) = $120,000
(4)
Assume Policy Value increased $40,000 due to positive investment performance
(a) CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the Policy Owner has not attained age 80) DB = greatest ($160,000, $140,710 $160.000, $0) = $160,000
(5)
Assume Policy Value decreased $30,000 due to a negative investment performance
(a)
CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the Policy Value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year) and Z = $0 (because the Policy Owner has not attained age 80) DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000
(6)
Assume Policy Value increased $80,000 due to positive investment performance
(a)
CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for five years), Y = $204,205 (the Policy Value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year) and Z = $210,000 (the value of Account A on the anniversary the Owner attains age 80) DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000

Appendix
calculation of the 5% rising floor with 7th anniversary step-up for policy form ml-va-001 (except policies issued in washington)
The following discussion applies for issue ages under 80:
(a)
We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums You pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th Policy Year.
(b)
We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)
we calculate 5% assumed annual interest on Your Account A value at the end of each 7th Policy Year (i.e., 7, 14, 21, etc.);
(ii)
we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th Policy Year;
(iii)
we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th Policy Year;
(iv)
for each 7th Policy Year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.
We determine 7th anniversary values in (b) until the earlier of the last day of the Policy Year in which You reach attained age 80, or the date of Your death. Interest accrues until the earliest of:
(1)
The last day of the 20th Policy Year;
(2)
The last day of the Policy Year in which the Policy Owner attains age 80;
(3)
The date of death of the Policy Owner.
(c)
Assuming that when we obtained necessary state approval You were not over attained age 80 or Your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the Policy Anniversary on which You attain age 80 plus any premiums paid into Account A since that Policy Anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that Policy Anniversary.
(d)
We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the guaranteed minimum death benefit.
(e)
We compare the guaranteed minimum death benefit plus the value of Account B with the Policy Value on the date we receive due proof of death and pick the higher of the two. The higher amount is Your death benefit..
Each “adjusted transfer” and “adjusted withdrawal” equals:
●
the amount by which each transfer or withdrawal from Account A reduces the value of Account A
●
multiplied by
●
an amount equal to (i) divided by (ii), where (i) is the guaranteed minimum death benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.
Please Note:
Subsequent changes in Owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

Appendix
calculation of the 5% rising floor (for policies issued in the state of washington on policy forms ML-VA-001 and ML-VA-002)
(a)
We credit 5% assumed annual interest on premiums You pay into Account A.
(b)
We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.
(c)
We subtract (b) from (a). This amount is referred to as Your guaranteed minimum death benefit.
(d)
We add the value of Account B to the amount in (c).
(e)
We compare the result in (d) to Your Policy Value. The death benefit is the higher of the two.
There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If Your Policy was issued on Policy Form ML-VA-002, interest accrues until the earliest of:
(1)
The last day of the 20th Policy Year;
(2)
The last day of the Policy Year in which the Policy Owner attains age 80;
(3)
The date of death of the Policy Owner.
If Your Policy was issued on Policy Form ML-VA-001, interest accrues until the last day of the 20th Policy Year.

Appendix
example of maximum anniversary value death benefit
The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a Policy Owner and the investment experience of the underlying fund portfolios. The example does not reflect the deduction of fees and charges.
Facts: Assume that You were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical Policy Values and transactions, and resulting hypothetical Maximum Anniversary Values (“MAV”) are illustrated below.
				(A)	(B)	(C)
		TRANSACTIONS		PREM LESS ADJ WITHDRS	MAX ANNIV VALUE (MAV)	POLICY VALUE	DEATH BENEFIT (maximum of (A), (B), (C))
DATE		PREM	WITHDR
6/1/09	The Policy is Issued(1)	$100,000		$100,000	$0	$100,000	$100,000
6/1/10	First Policy Anniversary(2)			$100,000	$110,000	$110,000	$110,000
12/1/10	Owner puts in $10,000 additional premium(3)	$10,000		$110,000	$120,000	$114,000	$120,000
1/1/11	Owner takes a $50,000 withdrawal(4)		$50,000	$50,000	$60,000	$50,000	$60,000
6/1/11	Second Policy Anniversary(5)			$50,000	$60,000	$55,000	$60,000
6/1/12	Third Policy Anniversary(6)			$50,000	$65,000	$65,000	$65,000
Footnotes:
(1)
MAV is $0 until first Policy Anniversary
(2)
Assume Policy Value increased $10,000 due to positive investment performance.
(a)
Anniversary value for 6/1/2010 = Policy Value on 6/1/2010 = $110,000
(b)
MAV = greatest of anniversary values = $110,000
(3)
Assume Policy Value decreased $6,000 due to negative investment performance
(a)
Anniversary value for 6/1/2010 = Policy Value on 6/1/2010 + premiums added since that anniversary = $110,000 = $10,000 = $120,000
(b)
MAV = greatest of anniversary values = $120,000
(4)
Assume Policy Value decreased $14,000 due to negative investment performance
(a)
Anniversary value for 6/1/2010 = Policy Value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 - $60,000 = $60,000
(b)
Adjusted withdrawal = withdrawal x maximum (MAV, prems – adj Withdrs) Policy Value
(c)
= $50,000 x maximum (120,000 , 110,000)/100,000
(d)
= $50,000 x 120,000/100,000 = $60,000
(e)
(Note: All values are determined immediately prior to the withdrawal)
(f)
MAV = greatest of anniversary values = $60,000
(5)
Assume Policy Value increased $5,000 due to positive investment performance
(a)
Anniversary value for 6/1/2010 = $60,000
(b)
Anniversary value for 6/1/2011 = Policy Value on 6/1/2011 = $55,000
(c)
MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000
(6)
Assume Policy Value increased $10,000 due to positive investment performance
(a)
Anniversary value for 6/1/2010 = $60,000
(b)
Anniversary value for 6/1/2011 = Policy Value on 6/1/2011 = $55,000
(c)
Anniversary value for 6/1/2012 = Policy Value on 6/1/2012 = $65,000
(d)
MAV = greatest of anniversary values = maximum ($60,000, $55,000, $65,000) = $65,000
For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see Death Benefit.

Appendix
example of the estate enhancer benefit
The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a Policy Owner and the investment experience of the underlying fund portfolio’s. The example does not reflect the deduction of fees and charges.
Facts: Assume that a couple (ages 60 and 55) purchase a Policy on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The Policy Value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the Policy Owner.
Net Premiums	$100,000
Policy Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit – Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$45,000
Assuming the Policy Value is greater than the guaranteed minimum death benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.
If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest Owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.
For a detailed explanation of how we calculate the Estate Enhancer benefit, see Death Benefit.

Appendix
example of guaranteed minimum income benefit
The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.
Facts: Assume that a male age 60 purchased a Policy with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the Policy anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option.
POLICY ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED
*The Policy may also be Annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each Policy Anniversary whenever GMIB is available for exercise.
**GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***If the Policy were not Annuitized during the 30 day period following this Policy Anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.
For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see Guaranteed Minimum Income Benefit.

where to find additional information
The Statement of Additional Information (SAI) dated May 1, 2025 contains more information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, http://dfinview.com/Transamerica/TAHD/89345P267?site=VAVUL. For a free paper copy of the SAI, to request other information about the contracts, and to make investor inquiries call us at (800)525-6205 or write us at:
Transamerica Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C0000214604 for Separate Account A and #C0000214620 for Separate Account B